Exhibit 10.3

Execution Version

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of April 5, 2013 (as amended, modified or supplemented from time to time, this “Agreement”) among Bank of America, N.A., as administrative agent for the Term Credit Agreement (as defined below), (the “Term Credit Agreement Administrative Agent”), U.S. Bank National Association, as collateral agent for the Term Credit Agreement (the “Term Credit Agreement Collateral Agent”, and collectively with the Term Credit Agreement Administrative Agent, the “New Intercreditor Parties”), U.S. Bank National Association, as collateral agent under the Indenture (in such capacity, the “Notes Collateral Agent” and collectively with its capacity as Term Credit Agreement Collateral Agent, the “Collateral Agent”), U.S. Bank National Association, as trustee under the Indenture (in such capacity, the “Trustee”), Apria Healthcare Group Inc., a Delaware corporation (the “Company”) and the other Loan Parties signatory hereto. Defined terms used but not otherwise defined herein shall have the meanings assigned to them in the Intercreditor Agreement (defined below).

RECITALS

WHEREAS, the Company entered into that certain Senior Secured Bridge Credit Agreement, dated as of October 28, 2008 (as amended, restated, supplemented or modified from time to time and including any one or more agreements or indentures extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Company under such Senior Secured Bridge Credit Agreement or any successor agreement, agreements, indenture or indentures, as the case may be, the “Bridge Credit Agreement”) among the Company and the other Loan Parties, the Bridge Loan Agent and the other lenders (the “Bridge Lenders”) and agents from time to time parties thereto, pursuant to which the Company borrowed bridge loans (the “Bridge Loans”);

WHEREAS, the Company has issued (x) the 11.25% Senior Secured Notes due 2014 (Series A-1) (together with any Exchange Notes (as defined in the Indenture) with respect thereto, the “Series A-1 Senior Secured Notes”) pursuant to an Indenture, dated as of May 27, 2009 (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Company under such Indenture or any successor indenture, indentures, agreement or agreements, as the case may be, the “Indenture”) among the Company, the Subsidiary Guarantors, the Trustee and the other agents from time to time party thereto and (y) the 12.375% Senior Secured Notes due 2014 (Series A-2) (together with any Exchange Notes with respect thereto, the “Series A-2 Senior Secured Notes” and, together with the Series A-1 Senior Secured Notes, the “Senior Secured Notes”) pursuant to a supplement to the Indenture dated as of August 13, 2009;

WHEREAS, the obligations of the Company under and in respect of the Bridge Loans and the Senior Secured Notes were, are and/or will be, as the case may be, (and in respect of certain other Finance Obligations may be) guaranteed by certain material direct and indirect wholly-owned domestic subsidiaries of the Company (the “Subsidiary Guarantors”). The Company, Sky Acquisition LLC and the Subsidiary Guarantors are herein referred to individually as a “Loan Party” and, collectively, as the “Loan Parties.” The obligations of the Company and the other Loan Parties in respect of the Bridge Loans and the Senior Secured Notes and, as the case may be, the other Finance Obligations were, are, will be and/or may be, as the case may be, secured by a security interest in the Collateral;

WHEREAS, the Company has also entered into that certain Intercreditor and Collateral Agency Agreement, dated as of May 27, 2009 (as amended, restated, supplemented or modified from time to time, the “Intercreditor Agreement”), among the Company, Banc of America Bridge LLC, as Administrative Agent for the Bridge Lenders under the Bridge Credit Agreement, Bank of America, N.A., as collateral agent, and U.S. Bank National Association, as Trustee for the Noteholders under the Indenture;

WHEREAS, on August 13, 2009, all Loans under the Bridge Credit Agreement were repaid in full, and accordingly Banc of America Bridge LLC, as Administrative Agent for the Bridge Lenders ceased to be a party to the Intercreditor Agreement and pursuant to Section 6.11 of the Intercreditor Agreement, U.S. Bank National Association automatically succeeded to all rights and obligations of Bank of America, N.A. as Collateral Agent under the Intercreditor Agreement and the Collateral Documents, as evidenced by the Successor Collateral Agent’s Certificate and Confirmation dated August 13, 2009 signed by U.S. Bank National Association, Bank of America N.A. and the Company;

WHEREAS, without providing any commitments to any Loan Party as to the funding of future indebtedness, the Indenture permits the Company and other Loan Parties from time to time to incur certain indebtedness, including refinancing all or part of the Senior Secured Notes;

WHEREAS, the Company has entered into that certain credit agreement (as amended, restated, supplemented or modified from time to time and including any one or more indentures or agreements extending the maturity of, refinancing or otherwise restructuring all or a portion of the obligations of the Company thereunder or any successor indenture, indentures, agreement or agreements, as the case may be, the “Term Credit Agreement”), dated as of the date hereof, among the Company as borrower, the New Intercreditor Parties, the guarantors party thereto and the lenders from time to time party thereto (the “Term Lenders”) and it is intended that the obligations of the Company and the loans made thereunder (the “Term Loans”) will be guaranteed by the Subsidiary Guarantors and secured in favor of the Term Credit Agreement Collateral Agent for the ratable benefit of the Term Lenders;

WHEREAS, the Company intends to use the proceeds of the Term Loans to redeem all of the Series A-1 Senior Secured Notes and a portion of the Series A-2 Senior Secured Notes existing on the date hereof and pay all applicable premiums and accrued and unpaid interest thereon (the “Refinancing”); and

WHEREAS, Section 7.03(d) of the Intercreditor Agreement requires that, upon the Loan Parties’ entering into any additional indenture or agreement constituting the “Indenture” pursuant to the definition thereof, a trustee or an agent under such indenture or agreement shall become a party to the Intercreditor Agreement pursuant to a Joinder Agreement;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the New Intercreditor Parties, the Trustee, the Notes Collateral Agent, the Company and the Loan Parties signatory hereto hereby agree as follows:

Section 1. Designation. The parties hereto acknowledge and agree that (a) the Term Credit Agreement represents a refinancing of the existing Indenture with respect to the Series A-1 Senior Secured Notes and accordingly constitutes, and is hereby designated as, an “Indenture” for all purposes under the Intercreditor Agreement, and (b) from the date hereof, each reference in the Intercreditor Agreement to (i) the “Indenture”, as appropriate and mutatis mutandis, shall be deemed to include a reference to the Term Credit Agreement, (ii) the “Series A-1 Senior Secured Notes” shall be deemed to be a

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reference to the Term Loans, (iii) “Noteholders” shall be deemed to include a reference to the Term Lenders, (iv) “Trustee” shall be deemed to include a reference to the Term Credit Agreement Administrative Agent, in its capacity as administrative agent for the Term Lenders and (v) the Term Lenders’ representative for the purpose of delivering notices and instructions to the Collateral Agent shall be the Term Credit Agreement Administrative Agent.

Section 2. Joinder. In accordance with Section 7.03(d) of the Intercreditor Agreement, the New Intercreditor Parties agree, for the enforceable benefit of the Collateral Agent, the Swap Creditors, each Additional Secured Debt Representative and the Trustee, that: (i) all Finance Obligations (including for the avoidance of doubt all obligations under the Term Credit Agreement) shall be and are secured equally and ratably by all Liens and all Collateral at any time granted by the Loan Parties to secure any Finance Obligations; (ii) all such Liens shall be enforceable by the Collateral Agent for all holders of Finance Obligations (including for the avoidance of doubt all obligations under the Term Credit Agreement) equally and ratably (subject to Section 4.05 of the Intercreditor Agreement); (iii) such New Intercreditor Parties on behalf of the Term Lenders consent to and will be bound by the provisions of the Intercreditor Agreement including those relating to the order of application of proceeds from enforcement of the Collateral Agent’s Liens upon the Collateral; (iv) such New Intercreditor Parties consent to and directs the Collateral Agent to perform its obligations under the Intercreditor Agreement and (v) such New Intercreditor Parties are authorized by the Term Lenders to execute this Agreement.

Section 3. Amendment. In accordance with Section 9.01 of the existing Indenture, the Intercreditor Agreement is hereby amended by adding in the third paragraph of the preamble thereto the phrase “and including any obligations issued or incurred to extend the maturity of, refinance or otherwise restructure all or any portion thereof,” immediately after both occurrences of “with respect thereto”. In addition, each reference to a specific section or article of the Indenture shall be deemed to include a reference to the corresponding section or article of the Term Credit Agreement.

Section 4. Representations and Warranties. (a) Each party hereto hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by such party, and each of this Agreement and the Intercreditor Agreement, giving effect to this Agreement, constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Company hereby represents and warrants that the indebtedness incurred under the Term Credit Agreement is permitted by the Indenture and the Intercreditor Agreement.

Section 5. Effectiveness. This Agreement and the accession of the New Intercreditor Parties to the Intercreditor Agreement as provided herein shall become effective when the Company, the Collateral Agent, and the Trustee shall have received a counterpart of this Agreement duly executed by each New Intercreditor Party, the Company, the Loan Parties signatory hereto, the Notes Collateral Agent and the Trustee.

Section 6. Integration; Confirmation. On and after the date hereof, the Intercreditor Agreement shall be supplemented as expressly set forth herein. All other terms and provisions of the Intercreditor Agreement, the other Finance Documents and the respective Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

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Section 7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

Section 8. Address for Notices. Any communications, including notices and instructions or notices provided in the Intercreditor Agreement to be given to each New Intercreditor Party or the Term Lenders may be given to the following addresses:

If to the New Term Agreement Administrative Agent:

Bank of America, N.A.

AVP; Agency Management Officer II—Agency Management—Charlotte

Mail Code: NC1-002-15-36

Bank of America Plaza

101 South Tryon St

Charlotte, NC 28255-0001

Attn: Priscilla L. Baker

Phone: 1.980.386.3475

Fax: 1.704.409.0918

If to the New Term Credit Agreement Collateral Agent:

U.S. Bank National Association

Raymond S. Haverstock

Global Corporate Trust Services

EP-MN-WS3C

60 Livingston Avenue

St. Paul MN 55107-1419

Phone: 651.466.6299

Fax: 651.466.7430

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on the parties hereto. The Collateral Agent may also require that this Agreement be confirmed by a manually signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A. in its capacity as Term Credit Agreement Administrative Agent

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A. in its capacity as Term Credit Agreement Administrative Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION in its capacity as Term Credit Agreement Collateral Agent

By:	/s/ Raymond S. Haverstock
Name:	Raymond S. Haverstock
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION in its capacity as Trustee

By:	/s/ Raymond S. Haverstock
Name:	Raymond S. Haverstock
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION in its capacity as Notes Collateral Agent

By:	/s/ Raymond S. Haverstock
Name:	Raymond S. Haverstock
Title:	Vice President

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]

SKY ACQUISITION LLC

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

APRIA HEALTHCARE GROUP INC.

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

APRIA HEALTHCARE, INC. APRIA HEALTHCARE OF NEW YORK STATE, INC.

By:	/s/ Robert S. Holcombe
Name:	Robert S. Holcombe
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]

CORAM LLC

By:	/s/ Michael E. Dell
Name:	Michael E. Dell
Title:	Senior Vice President, Associate General Counsel and Secretary

CORAM ALTERNATE SITE SERVICES, INC.

CORAM CLINICAL TRIALS, INC.

CORAM HEALTHCARE CORPORATION OF ALABAMA

CORAM HEALTHCARE CORPORATION OF FLORIDA

CORAM HEALTHCARE CORPORATION OF GREATER D.C.

CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK

CORAM HEALTHCARE CORPORATION OF INDIANA

CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS

CORAM HEALTHCARE CORPORATION OF MISSISSIPPI

CORAM HEALTHCARE CORPORATION OF NEVADA

CORAM HEALTHCARE CORPORATION OF NORTH TEXAS

CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA

CORAM HEALTHCARE CORPORATION OF UTAH

CORAM SPECIALTY INFUSION SERVICES, INC.

CORAMRX, LLC

H.M.S.S., INC.

HEALTHINFUSION, INC.

T2 MEDICAL, INC.

By:	/s/ Michael E. Dell
Name:	Michael E. Dell
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]

VALESCENT HEALTH LLC

By:	/s/ Bradley R. Kreick
Name:	Bradley R. Kreick
Title:	Chief Executive Officer, President and Treasurer

[Signature Page to Intercreditor and Collateral Agency Agreement Joinder]